                     AMERICAN HONDA FINANCE CORPORATION

             Servicer's Certificate - Honda Auto Lease Trust 1999-A

     Distribution Date of December 15, 1999 for the Collection Period of
                 November 1, 1999 through November 30, 1999


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                                                    3,300,158,606.28

Servicer Advance                                                                                     -
Servicer Payahead                                                                            7,383,934.30
Number of Contracts                                                                            172,598
Weighted Average Lease Rate (Discounted)                                                             9.05%
Weighted Average Lease Rate                                                                          6.29%
Weighted Average Remaining Term                                                                     30.48
Servicing Fee Percentage (annual)                                                                    1.00%

POOL DATA - CURRENT MONTH
-------------------------
  Aggregate Net Investment Value                                                         3,026,534,485.25
  Number of Current Contracts                                                                  165,658
  Weighted Average Lease Rate (Discounted)                                                           9.04%
  Weighted Average Lease Rate                                                                        6.28%
  Weighted Average Remaining Term                                                                   25.50

---------------------------------------------------------------------------------------------------------------

RESERVE FUND:
  Initial Deposit Amount                                                                   115,274,540.12
  Specified Reserve Fund Percentage  (if Tests i, ii and iii are satisfied)                          5.50%
  Specified Reserve Fund Amount (if Tests i, ii and iii are satisfied)                     181,145,705.90
  Specified Reserve Fund Percentage (if Tests i, ii and iii are not satisfied)                       6.50%
  Specified Reserve Fund Amount (if Tests i, ii and iii are not satisfied)                 214,081,288.79

  Beginning Balance                                                                        141,285,273.09
  Net Investment Income Retained                                                               597,756.53
  Excess Reserve Amount Released                                                                     -
  Deposit Amount                                                                             5,346,486.83
  Withdrawal Amount                                                                                  -
  Ending Balance                                                                           147,229,516.45
  Specified Reserve Fund Balance                                                           181,145,705.90
  Net Investment Income                                                                        597,756.53

  Cumulative Withdrawal Amount                                                                       -

---------------------------------------------------------------------------------------------------------------

CREDIT LOSSES:                                                                Vehicle Count        Amount
                                                                              -------------    --------------
  Contracts Charged-off During the Collection Period                               174
  Discounted Principal Balance                                                                   3,225,819.42
  Net Liquidation Proceeds for the Collection Period                                            (2,525,138.16)
  Recoveries - Previously Charged-off Contracts                                                          -
     Aggregate Credit Losses for the Collection Period                                             700,681.26

  Repossessions for the Collection Period                                                              102
  Cumulative Credit Losses for all Periods                                                       1,238,814.95

RATIO OF NET CREDIT LOSSES TO THE AVERAGE ANIV BALANCE
FOR EACH COLLECTION PERIOD:
  Second Preceding Collection Period                                                                     0.07%
  First Preceding Collection Period                                                                      0.13%
  Current Collection Period                                                                              0.28%

---------------------------------------------------------------------------------------------------------------

TEST (i) (CHARGE-OFF RATE TEST)
-------------------------------

Three Month Average                                                                                      0.16%
Charge-off Rate Test (Test satisfied if less than or = to 1.5%)                                 Test Satisfied

---------------------------------------------------------------------------------------------------------------
                                                                                                  Discounted
DELINQUENT CONTRACTS:                        Percent         Accounts          Percent        Principal Balance
                                             -------         --------          -------        -----------------
31-60 Days Delinquent                         0.68%            1,132            0.68%           20,557,001.73
61-90 Days Delinquent                         0.12%              199            0.12%            3,713,970.70
Over 90 Days Delinquent                       0.07%              114            0.07%            2,112,134.16
Total Delinquencies                                            1,445                            26,383,106.59

RATIO OF NUMBER OF CONTRACTS DELINQUENT
MORE THAN 60 DAYS TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION
PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                  0.12%
  First Preceding Collection Period                                                                   0.16%
  Current Collection Period                                                                           0.19%

---------------------------------------------------------------------------------------------------------------

TEST (ii)(DELINQUENCY RATE TEST)
------------------------------
  Three Month Average                                                                                 0.16%
  Delinquency Rate Test (Test satisfied if less than or = to 1.5%)                               Test Satisfied

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

RESIDUAL VALUE (GAIN) LOSS:                                                    Vehicles
                                                                               --------
  Matured Lease Vehicle Inventory Sold                                             1             14,307.15
  Net Liquidation Proceeds                                                                      (15,255.89)
  Net Residual Value (Gain) Loss                                                                   (948.74)
  Cumulative Residual Value (Gain) Loss all periods                                              (1,987.50)


                                                                                    Average       Average
                                              Number      Scheduled     Sale    Net Liquidation   Residual
                                               Sold       Maturities   Ratio       Proceeds        Value
MATURED VEHICLES SOLD FOR                     -------     ----------   ------   ---------------  ----------
EACH COLLECTION PERIOD:
  Second Preceding Collection Period             0            2         0.00%             -           -
  First Preceding Collection Period              0            1         0.00%             -           -
  Current Collection Period                      1            4        25.00%        15,255.89   14,307.15
  Three Month Average                                                                 5,085.30    4,769.05
                                                                                                 ---------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                     106.63%
---------------------------------------------------------------------------------------------------------------
                                                                                 CURRENT PERIOD
TEST (iii)(RESIDUAL VALUE TEST)                                                   AMOUNT/RATIO    TEST MET?
-------------------------------                                                  --------------   ---------
a) Number of Vehicles Sold greater than 45% of Scheduled Maturities
   and greater than or = to 500 Scheduled Maturities                                  25.00%         Yes

b) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Average          106.63%         Yes
Residual Values Residual Value Test (Test satisfied if tests a and b = Yes)                      Test Satisfied

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                                                                  Amount
  SERVICER'S FEE DUE:                                                                         ------------
  Prior Cumulative Servicer's Fee Shortfall                                                           -
  Servicer's Fee Due This Collection Period                                                   2,556,293.91
  Servicer's Fee Paid                                                                         2,556,293.91

  Current Cumulative Servicer's Fee Shortfall                                                         -
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
ADVANCES AND PAYAHEADS:                                                                           Amount
  ADVANCES                                                                                    ------------
  Prior Outstanding Servicer Advances                                                           890,845.23
  Net Advance/(Recovery) This Period                                                            233,249.97
  Nonrecoverable Prior Advances                                                                (119,970.93)
  Current Outstanding Servicer Advances                                                       1,004,124.27
  PAYAHEAD ACCOUNT
  Prior Outstanding Payahead Balance                                                          5,891,214.11
  Net Allocation/(Collections) of Advanced Payments This Period                                (973,965.15)
  Current Outstanding Payahead Balance                                                        6,865,179.26
---------------------------------------------------------------------------------------------------------------

                                                          Securities              Class A1        Class A2         Class A3
                                         Total          Balance (99.8%)           Balance         Balance          Balance
                                     --------------     ---------------         ------------    ------------     -------------
COLLECTIONS:
INTEREST
   Scheduled Interest Collections     22,703,491.28      22,658,084.30

   Interest Related to Prepayments
    in Full                              299,577.52         298,978.36
   Interest Related to Full Term and
    Over Term Payoffs                      2,021.72           2,017.68
   Interest Related to Reallocation
    Payments                                 151.95             151.65
   Excess Liquidation Proceeds                 -                  -
      Available Principal             23,005,242.47      22,959,231.99

PRINCIPAL

   Scheduled Principal Collections    28,895,281.00      28,837,490.44
   Prepayments in Full                 8,764,245.07       8,746,716.58
   Full Term and Over Term Payoffs        97,938.02          97,742.14
   Reallocation Payment                   20,611.73          20,570.51
   Net Liquidation Proceeds            2,540,394.05       2,535,313.26
   Recoveries                                  -                  -
      Available Principal             40,318,469.87      40,237,832.93

Withdrawal from Reserve Fund                   -
Total of Sources for Distribution     63,323,712.34

DISTRIBUTIONS:
INTEREST
   Transferor Interest                    40,897.90
   Capped Trustee Fees                         -                  -
   Class A Interest                   14,316,313.84      14,316,313.84           673,355.50      1,762,500.00   2,033,333.33
   Class A Interest Carryover
    Shortfalls                                 -                  -                    -                 -              -
   Class B Interest                      365,750.00         365,750.00
   Class B Interest Carryover
    Shortfalls                                 -                  -
   Class C Interest                      379,500.00         379,500.00
   Class C Interest Carryover
    Shortfalls                                 -                  -
   Capped Contingent and Excess
    Liability Premiums                         -                  -
   Capped Origination Trust
    Administrative Expenses                    -                  -
   Other Capped Trustee Fees                   -                  -
   Servicer's Fee                      2,556,293.91       2,551,181.32
   Unpaid Servicer's Fees Related
    to Prior Collection Periods                -                  -
   Reserve Fund Deposit                5,346,486.83       5,346,486.83
   Certificate Interest                        -                  -
   Certificate Interest Carryover
    Shortfall                                  -                  -
   Class A Covered Loss Amount                 -                  -                    -                 -              -
   Class A Note Principal Loss
    Amount/Class A Note Principal
    Carryover Shortfall                        -                  -                    -                 -              -
   Class B Covered and Uncovered
    Loss Amount                                -                  -
   Class C Covered and Uncovered
    Loss Amount                                -                  -
   Class B Note Principal Loss
    Carryover Shortfall                        -                  -
   Class C Note Principal Loss
    Carryover Shortfall                        -                  -
   Class B Note Interest on Principal
    Loss Carryover Shortfall                   -                  -
   Class C Note Interest on Principal
    Loss Carryover Shortfall                   -                  -
   Certificate Principal Loss
    Amount/Certificate Principal
    Carryover Shortfall                        -                  -
   Uncapped Administrative Expenses
    (paid to the Trustees)                     -                  -
   Excess Interest to Transferor               -                  -
      TOTAL DISTRIBUTIONS
      OF INTEREST                     23,005,242.47      22,959,231.99           673,355.50      1,762,500.00   2,033,333.33

PRINCIPAL
   Transferor Principal                   80,636.94
   Principal Distribution to A-1,
    A-2, A-3 and A-4 Notes            40,237,832.93      40,237,832.93        40,237,832.93              -              -
   Principal Distribution to A-5,
    B and C Notes                              -                  -
   Principal Distribution to
    Certificates                               -                  -
      TOTAL DISTRIBUTIONS OF
       PRINCIPAL                      40,318,469.87      40,237,832.93        40,237,832.93              -              -

NOTE/CERTIFICATE INTEREST CARRYOVER
 SHORTFALLS
   Beginning Balance                                      4,386,882.91                 -                 -              -
   Current Period Increase (Decrease)                     1,255,837.71                 -                 -              -
   Ending Balance                                         5,642,720.62                 -                 -              -
NOTES/CERTIFICATE PRINCIPAL
 LOSS AMOUNT
   Beginning Balance                     540,832.78         539,751.11                 -                 -              -
   Current Period Increase (Decrease)    702,842.30         701,436.62                 -                 -              -
   Ending Balance                      1,243,675.08       1,241,187.73                 -                 -              -


                                       Class A4       Class A5        Class B       Class C       Certificate   Transfer Interest
                                       Balance         Balance        Balance       Balance         Balance          Balance
                                     ------------   -------------  ------------  -------------   -------------  -----------------
COLLECTIONS:
INTEREST
   Scheduled Interest Collections                                                                                    45,406.98

   Interest Related to Prepayments
    in Full                                                                                                             599.16
   Interest Related to Full Term and
    Over Term Payoffs                                                                                                     4.04
   Interest Related to Reallocation
    Payments                                                                                                              0.30
   Excess Liquidation Proceeds                                                                                            -
      Available Principal                                                                                            46,010.48

PRINCIPAL

   Scheduled Principal Collections                                                                                   57,790.56
   Prepayments in Full                                                                                               17,528.49
   Full Term and Over Term Payoffs                                                                                      195.88
   Reallocation Payment                                                                                                  41.22
   Net Liquidation Proceeds                                                                                           5,080.79
   Recoveries                                                                                                             -
      Available Principal                                                                                            80,636.94

Withdrawal from Reserve Fund
Total of Sources for Distribution

DISTRIBUTIONS:
INTEREST
   Transferor Interest                                                                                               40,897.90
   Capped Trustee Fees
   Class A Interest                   5,375,000.00  4,472,125.00
   Class A Interest Carryover
    Shortfalls                                -             -
   Class B Interest                                                  365,750.00
   Class B Interest Carryover
    Shortfalls                                                             -
   Class C Interest                                                                379,500.00
   Class C Interest Carryover
    Shortfalls                                                                           -
   Capped Contingent and Excess
    Liability Premiums
   Capped Origination Trust
    Administrative Expenses
   Other Capped Trustee Fees
   Servicer's Fee                                                                                                     5,112.59
   Unpaid Servicer's Fees Related
    to Prior Collection Periods                                                                                           -
   Reserve Fund Deposit
   Certificate Interest                                                                                   -
   Certificate Interest Carryover
    Shortfall                                                                                             -
   Class A Covered Loss Amount                -             -
   Class A Note Principal Loss
    Amount/Class A Note Principal
    Carryover Shortfall                       -             -
   Class B Covered and Uncovered
    Loss Amount                                                            -
   Class C Covered and Uncovered
    Loss Amount                                                                          -
   Class B Note Principal Loss
    Carryover Shortfall                                                    -
   Class C Note Principal Loss
    Carryover Shortfall                                                                  -
   Class B Note Interest on Principal
    Loss Carryover Shortfall                                               -
   Class C Note Interest on Principal
    Loss Carryover Shortfall                                                             -
   Certificate Principal Loss
    Amount/Certificate Principal
    Carryover Shortfall                                                                                   -
   Uncapped Administrative Expenses
    (paid to the Trustees)
   Excess Interest to Transferor                                                                                          -
      TOTAL DISTRIBUTIONS
       OF INTEREST                    5,375,000.00  4,472,125.00     365,750.00    379,500.00             -          46,010.48

PRINCIPAL
   Transferor Principal                                                                                              80,636.94
   Principal Distribution to A-1,
    A-2, A-3 and A-4 Notes                    -
   Principal Distribution to A-5,
    B and C Notes                             -             -              -             -
   Principal Distribution to
    Certificates                                                                                          -
      TOTAL DISTRIBUTIONS OF
       PRINCIPAL                              -             -              -             -                -          80,636.94

NOTE/CERTIFICATE INTEREST CARRYOVER
 SHORTFALLS
   Beginning Balance                          -             -              -             -        4,386,882.91
   Current Period Increase (Decrease)         -             -              -             -        1,255,837.71
   Ending Balance                             -             -              -             -        5,642,720.62
NOTES/CERTIFICATE PRINCIPAL
 LOSS AMOUNT
   Beginning Balance                          -             -              -             -          539,751.11        1,081.67
   Current Period Increase (Decrease)         -             -              -             -          701,436.62        1,405.68
   Ending Balance                             -             -              -             -        1,241,187.73        2,487.35


                                                          Securities              Class A1        Class A2         Class A3
                                         Total          Balance (99.8%)           Balance         Balance          Balance
                                     --------------     ---------------         ------------    ------------     -------------
TOTAL DISTRIBUTIONS TO
 NOTEHOLDERS AND
 CERTIFICATEHOLDERS
    Interest Distributions              23,005,242.47      22,959,231.99            673,355.50    1,762,500.00     2,033,333.33
    Principal Distributions             40,318,469.87      40,237,832.93         40,237,832.93            -                -
      Total Distributions               63,323,712.34      63,197,064.92         40,911,188.43    1,762,500.00     2,033,333.33

ORIGINAL DEAL PARAMETER
   Aggregate Net Investment
    Value (ANIV)                     3,300,158,606.28
   Initial Note/Certificate
    Balance                                             3,293,558,289.00        380,000,000.00  360,000,000.00   400,000,000.00
   Percent of ANIV                                           99.80%                   11.51%         10.91%           12.12%
   Class Allocation Percentage                                                        12.89%         12.22%           13.57%
   Note/Certificate Factor                                                             1.00           1.00             1.00
   Note/Certificate Rate                                                              5.445%         5.875%           6.100%
   Servicer Advance                              -
   Servicer Payahead                     7,383,934.30
   Number of Contracts                     172,598
   Weighted Average Lease Rate           6.29%
   Weighted Average Lease Rate
    (Discounted)                         9.05%
   Weighted Average Remaining
    Term                                30.48
   Servicing Fee Percentage              1.00%

POOL DATA PRIOR MONTH
   Aggregate Net Investment
    Value (ANIV)                     3,067,552,687.64
   Note/Certificate Balance                             3,061,417,582.19        148,397,907.18  360,000,000.00   400,000,000.00
   Percent of ANIV                                           99.80%                    4.84%        11.74%            13.04%
   Class Allocation Percentage                                                         5.47%        13.26%            14.73%
   Note/Certificate Factor                                                             0.39          1.00              1.00
   Servicer Advance                        890,845.23
   Servicer Payahead                     5,891,214.11
   Number of Contracts                     166,327
   Weighted Average Lease Rate           6.28%
   Weighted Average Lease Rate
    (Discounted)                         9.04%
   Weighted Average Remaining
    Term                                26.49
   Servicing Fee Percentage              1.00%
   Number of Days in the Accrual
    Period                                                                              31            31                30

POOL DATA CURRENT MONTH
   Aggregate Net Investment
    Value (ANIV)                     3,026,534,485.25
   Note/Certificate Balance                             3,020,481,416.21        108,160,074.25  360,000,000.00   400,000,000.00
   Percent of ANIV                                           99.80%                    3.57%       11.89%             13.22%
   Class Allocation Percentage                                                         4.04%       13.46%             14.95%
   Note/Certificate Factor                                                             0.28         1.00               1.00
   Servicer Advance                      1,004,124.27
   Servicer Payahead                     6,865,179.26
   Number of Contracts                     165,658
   Weighted Average Lease Rate           6.28%
   Weighted Average Lease Rate
    (Discounted)                         9.04%
   Weighted Average Remaining
    Term                                25.50
   Servicing Fee Percentage              1.00%
   Number of Days in the Accrual
    Period                                                                              30            30                30


                                                                                                                         Transfer
                                       Class A4           Class A5         Class B         Class C      Certificate      Interest
                                       Balance            Balance          Balance         Balance        Balance        Balance
                                     ------------      -------------    ------------    -------------  -------------   -----------
TOTAL DISTRIBUTIONS TO
 NOTEHOLDERS AND
 CERTIFICATEHOLDERS
    Interest Distributions               5,375,000.00    4,472,125.00      365,750.00      379,500.00               -     46,010.48
    Principal Distributions                      -               -               -               -                  -     80,636.94
      Total Distributions                5,375,000.00    4,472,125.00      365,750.00      379,500.00               -    126,647.42

ORIGINAL DEAL PARAMETER
   Aggregate Net Investment
    Value (ANIV)
   Initial Note/Certificate
    Balance                          1,000,000,000.00  807,000,000.00   66,000,000.00   66,000,000.00  214,558,289.00  6,600,317.28
   Percent of ANIV                         30.30%           24.45%          2.00%           2.00%           6.50%          0.20%
   Class Allocation Percentage             33.93%           27.38%        100.00%         100.00%         100.00%
   Note/Certificate Factor                  1.00             1.00           1.00            1.00            1.00
   Note/Certificate Rate                   6.450%           6.650%         6.650%          6.900%          6.900%
   Servicer Advance
   Servicer Payahead
   Number of Contracts
   Weighted Average Lease Rate
   Weighted Average Lease Rate
    (Discounted)
   Weighted Average Remaining
    Term
   Servicing Fee Percentage

POOL DATA PRIOR MONTH
   Aggregate Net Investment
    Value (ANIV)
   Note/Certificate Balance          1,000,000,000.00  807,000,000.00   66,000,000.00   66,000,000.00  214,019,675.01  6,135,105.45
   Percent of ANIV                         32.60%           26.31%          2.15%           2.15%           6.98%          0.20%
   Class Allocation Percentage             36.83%           29.72%        100.00%         100.00%         100.00%
   Note/Certificate Factor                  1.00             1.00           1.00            1.00            1.00
   Servicer Advance
   Servicer Payahead
   Number of Contracts
   Weighted Average Lease Rate
   Weighted Average Lease Rate
    (Discounted)
   Weighted Average Remaining
    Term
   Servicing Fee Percentage
   Number of Days in the Accrual
    Period                                  30               30             30              30              30

POOL DATA CURRENT MONTH
   Aggregate Net Investment
    Value (ANIV)
   Note/Certificate Balance          1,000,000,000.00  807,000,000.00   66,000,000.00   66,000,000.00  213,321,341.96  6,053,069.04
   Percent of ANIV                         33.04%           26.66%          2.18%           2.18%           7.05%          0.20%
   Class Allocation Percentage             37.38%           30.17%        100.00%         100.00%         100.00%
   Note/Certificate Factor                  1.00             1.00           1.00            1.00            0.99
   Servicer Advance
   Servicer Payahead
   Number of Contracts
   Weighted Average Lease Rate
   Weighted Average Lease Rate
    (Discounted)
   Weighted Average Remaining
    Term
   Servicing Fee Percentage
   Number of Days in the Accrual
    Period                                  30               30             30              30              30


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ JOHN WEISICKLE
--------------------------------------------
John Weisickle, Vice President Finance